UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 11, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On July 11, 2011, the Board of Directors ("Board") of PPL Corporation ("PPL" or the "Company") elected Venkata Rajamannar Madabhushi ("Mr. Rajamannar") a director of the Company, effective July 11, 2011, for a term expiring at the Company’s Annual Meeting of Shareowners in 2012.

Mr. Rajamannar currently serves as Senior Vice President and Chief Innovation and Marketing Officer of Humana Inc. ("Humana") and manages Humana’s Government Relations and Corporate Communications organizations and international businesses, having held this position since April 2009 when he joined Humana.  Prior to joining Humana, Mr. Rajamannar had 24 years of global business management experience, including 15 years with Citigroup, the New York-based banking conglomerate.  Mr. Rajamannar most recently served as Executive Vice President and Chief Marketing Officer of the Global Cards division of Citigroup.  As Executive Vice President of Citigroup’s Credit Cards Business from 2006 to 2008, he managed the bank’s value, cash and rewards businesses, as well as the automotive and telecommunications sectors.  He also headed the new product development and new payment technologies groups.  From 2004 to 2006, he was Chairman and Chief Executive Officer of Diners Club North America.

Mr. Rajamannar will serve as a member of the Board’s Audit and Finance Committees.  The Board has determined that Mr. Rajamannar satisfies the requirements for "independence" as set forth in the Company’s Independence Guidelines and the applicable rules of the New York Stock Exchange.

As a non-employee director, Mr. Rajamannar will receive the same compensation paid to other non-employee directors of PPL in accordance with the policies and procedures previously approved by the Board for non-employee directors, as described in the Company’s 2011 Proxy Statement.

There were no arrangements or understandings pursuant to which Mr. Rajamannar was elected, nor are there any relationships or related transactions between the Company and Mr. Rajamannar to be disclosed under applicable rules of the Securities and Exchange Commission.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On July 11, 2011, the Company issued a press release announcing Mr. Rajamannar’s election.  A copy of that press release is furnished as Exhibit 99.1 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit

	99.1 -	July 11, 2011 press release announcing the election of Venkata Rajamannar Madabhushi as a director of PPL Corporation effective July 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Dated:  July 11, 2011